EMBREX, INC.

                   AMENDED AND RESTATED INCENTIVE STOCK OPTION
                       AND NONSTATUTORY STOCK OPTION PLAN

                                JANUARY 14, 1999


1.      PURPOSE
        -------

        The purpose of this Incentive Stock Option and Nonstatutory Stock Option Plan (hereinafter referred to as the "Plan") is to provide a special incentive to selected individuals ("Participants") who have made significant contributions to the business of Embrex, Inc. (hereinafter referred to as the "Company"). The Plan is designed to accomplish this purpose by offering such individuals an opportunity to purchase shares of the Common Stock of the Company so that they will share in the Company's future growth and success.

2.      ADMINISTRATION AND TYPES OF OPTION
        ----------------------------------

        (A) ADMINISTRATION. The Plan shall be administered by a Compensation Committee (the "Committee") to be established by the Board of Directors of the Company (the "Board"). To the extent that the Board determines it to be desirable to qualify options and stock awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or to qualify transactions hereunder as exempt under Rule 16b-3 under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Compensation Committee shall consist, as applicable, of two or more "outside directors" within the meaning of
Section 162(m) or two or more "non-employee directors" within the meaning of Rule 16b-3. The Committee shall have authority, consistent with the Plan,

               (1) to grant options and stock awards pursuant to this Plan;

               (2) to determine which individuals shall be granted options and stock awards;

               (3) to determine the time or times when options and stock awards shall be granted and the number of shares of Common Stock to be subject to each grant;

               (4) to determine which options shall constitute incentive stock options and which options shall constitute nonstatutory stock options;

               (5) to determine the option price of the shares subject to each option and the method of payment of such price;

               (6) to determine the time or times when each option becomes exercisable and the duration of the exercise period, subject to the limitations contained in Paragraph 6(b);

               (7) to prescribe the form or forms of the instruments evidencing any options and stock awards granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time;

               (8) to adopt, amend and rescind rules and regulations for the administration of the Plan and the options and stock awards and for its own acts and proceedings; and

               (9) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all parties concerned.

        (B) TYPES OF OPTIONS. Pursuant to this Plan, the Company is authorized to grant two types of options: incentive stock options within the meaning of
Section 422 of the Code and nonstatutory stock options.

        (C) STOCK AWARDS. Pursuant to this Plan, the Company is authorized to award bonus compensation in the form of stock awards. Stock awards shall be paid in shares of Common Stock of the Company.

3.      PARTICIPANTS
        ------------

        (A) INCENTIVE STOCK OPTIONS. Incentive stock options shall be granted only to Participants who are, at the time of grant, employees of the Company or of any Parent Corporation or Subsidiary. No Participant shall be granted any incentive stock option under the Plan who, at the time such option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary, unless the requirements of paragraph
(4)(ii) of Section 7(a) are satisfied. A Participant who has been granted an incentive stock option may, if he or she is otherwise eligible, be granted an additional option or options if the Board shall so determine.

        (B) NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options shall be granted only to Participants who are, at the time of grant, employees of the Company, officers, directors, consultants or any other parties who have made a significant contribution to the business and success of the Company, as may be selected from time to time by the Board or Committee in its discretion. A Participant who has been granted a nonstatutory stock option may, if he or she is otherwise eligible, be granted an additional option or options if the Board shall so determine.

        (C) STOCK AWARDS. Stock Awards shall be granted, in the sole discretion of the Board or Committee, to Participants who are, at the time of grant, employees, officers, directors, consultants or advisors of the Company or any Parent or Subsidiary corporation or any branch or representative office of the Company.


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


4.      STOCK SUBJECT TO THE PLAN
        -------------------------

        No option or stock award shall be granted under the Plan after December 31, 2002, but options theretofore granted may extend beyond that date. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is one million, nine hundred thousand (1,900,000) shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option or stock award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option or stock award shall again be available for subsequent grants under the Plan. Stock issuable upon exercise of an option or stock award granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board or the Committee.

5.      FORMS OF OPTION AGREEMENTS
        --------------------------

        As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement substantially in the form of Exhibit A, or in such other form not inconsistent with the Plan as shall be specified by the Board or the Committee at the time such option is authorized to be granted.

6.      ANNUAL LIMITATIONS.
        -------------------

        The following limitations shall apply to grants of options:

        (A) No Participant shall be granted, in any fiscal year of the Company, options to purchase more than 300,000 shares of Common Stock.

        (B) In connection with his or her initial service, a Participant may be granted options to purchase more than 300,000 shares of Common Stock which shall not count against the limit set forth in Section 6(a) above.

        (C) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 15 hereof.

        (D) If an option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 16), the canceled option will be counted against the limits set forth in
Section 6(a) and Section 6(b) above. For this purpose, if the exercise price of an option is reduced, the transaction will be treated as a cancellation of the option and the grant of a new option.



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



7.      TERMS AND CONDITIONS OF OPTIONS
        -------------------------------

        All options granted under the Plan shall be subject to the following terms and conditions (except as provided in Section 11) and to such other terms and conditions as the Board or Committee shall determine to be appropriate to accomplish the purposes of the Plan:

        (A)    INCENTIVE STOCK OPTIONS
               -----------------------

               (1) PURCHASE PRICE. The purchase price per share of stock deliverable upon exercise of an option shall be determined by the Board or Committee on the date such option is granted; provided, however, that the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board, at the grant of such option, or less than 110% of such fair market value in the case of options described in paragraph
(4)(ii) of Section 7(a).

               (2) OPTION PERIOD. Each option and all rights hereunder shall expire on such date as the Board or the Committee shall determine on the date such option is granted, but in no event after the expiration of ten years from the day on which the option is granted (or five years in the case of options described in paragraph (4)(ii) of Section 7(a)), and shall be subject to earlier termination as provided in the Plan.

               (3) TERMINATION OF EMPLOYMENT. No option may be exercised unless, at the time of such exercise, the Participant is, and has been, since the date of grant of his or her option, continuously employed by one or more of the Company, a Parent Corporation or a Subsidiary, except that if and to the extent the option agreement or instrument so provides:

                      (i) the option may be exercised within such period of time as is specified in the option agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). In the absence of a specified time in the option agreement, the option shall remain exercisable for three (3) months following the Participant's termination;

                      (ii) if the Participant dies while in the employ of the Company, a Parent Corporation or a Subsidiary or within three months after the Participant ceases to be such an employee, the option may be exercised within such period of time as is specified in the option agreement to the extent that the option is vested on the date of death (but in no event later than the expiration of the term of such option as set forth in the option agreement) by the Participant's estate or by a person who acquires the right to exercise the option by bequest or inheritance. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the Participant's death; and

                      (iii) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of the Company, a Parent Corporation or Subsidiary, and ceases to be an employee as a result of such disability, the Participant may exercise his or her option within such period of time as is specified in the option agreement to the extent the option is vested on the date of termination, but in no event later than the expiration


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


date of the term of such option as set forth in the option agreement. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the Participant's termination;

                      (iv) if the Participant ceases his or her employment with the Company, a Parent Corporation or Subsidiary because he or she is discharged for cause, the right to exercise the option shall terminate immediately upon such cessation of employment;

provided, however, that in no event may any option be exercised after the expiration date of the option nor may any option be exercised to an extent greater than that exercisable on the last day of the Participant's employment. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

               (4) LIMITATIONS.

                      (i) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock with respect to which options granted to any employee under the Plan (and under any other incentive stock option plans of the Company, and any Parent Corporation and Subsidiary) are exercisable for the first time shall not exceed $100,000 in any one calendar year. In the event that Section 422 of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph, the limitation of this paragraph shall be automatically adjusted accordingly.

                      (ii) Ten Percent Shareholder. If any employee to whom an option is to be granted under the Plan is at the time of the grant of such option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or any Subsidiary, then the following special provisions shall be applicable to the option granted to such individual: the purchase price per share of the Common Stock subject to such option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant and the option exercise period shall not exceed five years from the date of grant.

        (B)    NONSTATUTORY STOCK OPTIONS
               --------------------------

               (1) PURCHASE PRICE. The purchase price per share of stock deliverable upon exercise of an option shall be determined by the Board or Committee on the date such option is granted; provided, however, that the exercise price shall not be less than one hundred percent (100%) of the fair market value of such stock, as determined by the Board or Committee, at the grant of such option.

               (2) PERIOD OF OPTIONS. The period of an option shall not exceed ten years from the date of grant.

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


               (3) TERMINATION OF EMPLOYMENT. No option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her option, employed by one or more of the Company, a Parent Corporation or a Subsidiary, except that if and to the extent the option agreement or instrument so provides:

                      (i) the option may be exercised within such period of time as is specified in the option agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). In the absence of a specified time in the option agreement, the option shall remain exercisable for three (3) months following the Participant's termination;

                      (ii) if the Participant dies while in the employ of the Company, a Parent Corporation or a Subsidiary or within three months after the Participant ceases to be such an employee, the option may be exercised within such period of time as is specified in the option agreement to the extent that the option is vested on the date of death (but in no event later than the expiration of the term of such option as set forth in the option agreement) by the Participant's estate or by a person who acquires the right to exercise the option by bequest or inheritance. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the Participant's death; and

                      (iii) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of the Company, a Parent Corporation or Subsidiary, and ceases to be an employee as a result of such disability, the Participant may exercise his or her option within such period of time as is specified in the option agreement to the extent the option is vested on the date of termination, but in no event later than the expiration date of the term of such option as set forth in the option agreement. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the Participant's termination;

                      (iv) if the Participant ceases his or her employment with the Company, a Parent Corporation or Subsidiary because he or she is discharged for cause, the right to exercise the option shall terminate immediately upon such cessation of employment;

provided, however, that in no event may any option be exercised after the expiration date of the option nor may any option be exercised to an extent greater than that exercisable on the last day of the Participant's employment. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

               (6) DIRECTOR OPTIONS. Notwithstanding the Committee's authority to administer the Plan as set forth in Section 2(a) hereinabove, options shall be granted to all nonofficer members of the Board upon their initial election to the Board and on an annual basis without further action by the Committee or the Board. Each qualifying director shall receive an option to purchase 2,500 shares at the fair market value of such shares on the date of grant upon his or her initial election or appointment to the Board (commencing with appointments or



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

elections of nonofficer directors in and after 1995) and shall receive annually an option to purchase additional shares at the fair market value of such shares on the date of grant in accordance with the following schedule:

                      Year                  Number of Shares
                      ----                  ----------------

                      1993                         2,000
                      1994                         3,000
                      1995                         4,000
                      1996 and each                5,000
                       year thereafter

        Director options shall be exercisable for a full ten-year period, whether or not a director remains with the Company for the entire period, and the vesting schedule for director options shall be at the discretion of the Committee. If a director has not qualified for an annual award under the schedule above because he or she was not still a director at the time of the annual grant, whether by reason of resignation, removal or death, the Committee shall, in its sole discretion, determine whether or not an option shall be awarded and the number of shares purchasable under any such option.

8.      EXERCISE OF OPTIONS
        -------------------

        (A) Each option granted under the Plan shall be exercisable either in full or in installments at such time or times, and during such period, as shall be set forth in the agreement evidencing such option; provided, however, that no option granted under the Plan shall have a term in excess of ten years from the date of grant.

        (B) A person electing to exercise an option shall give written notice to the Company, as specified by the Board or Committee, of his election and of the number of shares he/she has elected to purchase, such notice to be accompanied by such instruments or documents as may be required by the Board or Committee, and unless otherwise directed by the Board or Committee shall at the time of such exercise tender the purchase price in cash of the shares he/she has elected to purchase. For all nonstatutory stock options granted prior to April 30, 1998 and for all nonstatutory and all incentive stock options issued after April 30, 1998, payment of the purchase price of the shares may be made, at the discretion of the Participant, and to the extent permitted by the Board or Committee, (i) in cash, (ii) in Common Stock of the Company (valued at the fair market value thereof on the date of exercise) through the surrender of previously held shares of Common Stock of the Company (by delivery of stock certificates in negotiable form), (iii) by a combination of cash and Common Stock of the Company or (iv) with any other consideration (including payment in accordance with a cashless exercise program under which, if so instructed by the participant, shares of Common Stock of the Company may be issued directly to the participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer).



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

9.      PAYMENT FOR ISSUANCE OF SHARES
        ------------------------------
        The Board or Committee may in its sole discretion permit the issuance of stock upon a partial payment under any plan it deems reasonable, provided that the then unpaid portion of the purchase price shall be evidenced by a promissory note at such rate of interest and upon such other terms and conditions as the Board or Committee shall deem appropriate. In all cases where stock is issued for less than present full payment of the purchase price, there shall be placed upon the certificate a legend setting forth the amount paid at issuance, and the amount remaining unpaid thereon, and that the shares are subject to call for the remainder and may not be transferred by the holder until the balance due thereon shall be fully paid.

        The Company shall not be obligated to issue any shares unless and until, in the opinion of the Company's counsel, all applicable laws and regulations have been complied with, nor, in the event the outstanding Common Stock is at the time listed upon any stock exchange, unless and until the shares to be issued have been listed or authorized to be added to the list upon official notice of issuance upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the Participant such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Participant agree that any sale of the shares will be made only in such manner as is permitted by the Board or Committee and that the Participant will notify the Company when he/she intends to make any disposition of the shares whether by sale, gift or otherwise. The Participant shall take any action reasonably requested by the Company in such connection. A Participant shall have the rights of a shareholder only as to shares actually acquired by him/her under the Plan.

10.     NONTRANSFERABILITY OF OPTIONS
        -----------------------------

        Unless determined otherwise by the Committee, an option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Committee makes an option transferable, such option shall contain such additional terms and conditions as the Committee deems appropriate.

11.     REPLACEMENT OPTIONS
        -------------------

        The Company may grant options under the Plan on terms differing from those provided for in Section 7 where such options are granted in substitution for options held by employees of other corporations who concurrently become employees of the Company or a subsidiary as the result of a merger, consolidation or other reorganization of the employing corporation with the Company or subsidiary, or the acquisition by the Company or a subsidiary of the business, property or stock of the employing corporation. The Committee may direct that the substitute options be granted on such terms and conditions as the Board or Committee considers appropriate in the circumstances.



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


12.     STOCK AWARDS
        ------------

        Stock awards are bonus awards payable to Participants in shares of Common Stock. Stock awards may be granted either alone or in addition to cash awards or options granted under this Plan. The Board or the Committee, in its sole discretion, shall determine eligibility, the number of shares covered by stock awards and all other terms and conditions of stock awards, which need not be identical with respect to all stock awards.

13.     GENERAL RESTRICTIONS
        --------------------

        (A) INVESTMENT REPRESENTATION. The Company may require any person to whom an option or stock award is granted, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or stock award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws.

        (B) COMPLIANCE WITH SECURITIES LAWS. Each option and stock award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or stock award upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option or stock award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such a listing, registration or qualification.

14.     RIGHTS AS A SHAREHOLDER
        -----------------------

        The holder of an option or stock award shall have no rights as a shareholder with respect to any shares covered by the option or stock award until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.     RECAPITALIZATION
        ----------------

        In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under the Plan and under any options or stock awards granted under the Plan. Such adjustment to outstanding options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option

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


price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option or which would cause any incentive stock option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

16.     REORGANIZATION
        --------------

        In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, or in case of a reorganization or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon Participants as a result of such substitution, and the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or
(ii) provide written notice to the Participants that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the exercise dates of outstanding options shall automatically accelerate and the options shall become fully vested and exercisable as of the date of such notice and shall remain exercisable for such specified period of days thereafter.

17.     NO SPECIAL RIGHTS
        -----------------

        In the event the holder of an option or stock award is also an employee of, or has any other relationship with, the Company, nothing contained in this Plan or in any option or stock award granted under the Plan shall confer upon any holder of an option or stock award any right with respect to the continuation of his or her employment or other relationship with the Company (or any Parent Corporation or Subsidiary), nor shall it interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary) at any time to terminate such employment or other relationship or to increase or decrease the compensation of the holder of the option or stock award from the rate in existence at the time of the grant of an option or stock award. Whether an authorized leave or absence, or absence in military or governmental service, shall constitute termination or cessation of employment for purposes of this Plan shall be determined by the Board, except as regulated by law.



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

18.     DEFINITIONS
        -----------

        (A) SUBSIDIARY. The term "Subsidiary" as used in the Plan shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (B) PARENT CORPORATION. The term "Parent Corporation" as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

19.     AMENDMENT
        ---------

        The Board or the Committee may at any time discontinue granting options or stock awards under the Plan. In addition, the Board may at any time and from time to time modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company, the Board may not (a) materially increase the benefits accruing to individuals who participate in the Plan, (b) materially increase the maximum number of shares which may be issued under the Plan (except for permissible adjustments provided in the Plan), or (c) materially modify the requirements as to eligibility for participation in the Plan. The modification or amendment of the Plan shall not, without the consent of a Participant, affect his or her rights under an option or stock award previously granted to him or her; provided, however, that with the consent of the Participant affected, the Board may amend outstanding option agreements and stock awards in a manner not inconsistent with the Plan and, with respect to incentive stock options, the Board shall have the right to amend or modify the terms and provisions of the Plan and of any such options outstanding granted under the Plan to the extent necessary to qualify any or all such options for favorable income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

20.     WITHHOLDING
        -----------

        The Company's obligation to deliver shares upon the exercise of any option or any stock award granted under the Plan shall be subject to the holder's satisfaction of all applicable Federal, state and local tax withholding requirements.

21.     SECTION 16 COMPLIANCE
        ---------------------

        With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor rules under the 1934 Act. To the extent that any provision of this Plan or action by the Committee or Board fails to so comply, such provision or action shall be


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


deemed null and void to the extent permitted by law and deemed advisable by the Committee or Board.

22.     EFFECTIVE DATE AND DURATION OF THE PLAN
        ---------------------------------------

        (A) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board, but no option granted under the Plan shall become exercisable and no stock award shall be granted unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, any options and stock awards previously granted under the Plan shall terminate and no further options or stock awards shall be granted. Subject to this limitation, options and stock awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

        (B) TERMINATION. The Plan shall terminate upon the earlier of (i) the close of business on the day preceding the tenth anniversary of the date of its adoption by the Board, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options and stock awards granted under the Plan. If the date of termination is determined under (i) above, options and stock awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

                                    EXHIBIT A

                                  EMBREX, INC.

                   AMENDED AND RESTATED INCENTIVE STOCK OPTION
                       AND NONSTATUTORY STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


        Unless otherwise defined herein, the terms defined in the Amended and Restated Incentive Stock Option and Nonstatutory Stock Option Plan (the "Plan") shall have the same defined meanings in this Option Agreement.

I.      NOTICE OF STOCK OPTION GRANT
        ----------------------------

        You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number
                                    -----------
Date of Grant                       __________

Exercise Price per Share            $_________

Total Number of Shares Granted
                                    -------------
Type of Option:                     ----------     Incentive Stock Option

                                    ----------     Nonstatutory Stock Option

Term/Expiration Date:               ______________



        Vesting Schedule:

               This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

        25% of the Shares subject to the option shall vest on each of the first anniversaries of the Vesting Commencement Date, subject to you continuing to be an employee, consultant or director of the Company on such dates; provided, however, that upon an "ownership change"( as that term is used in Internal Revenue Code section 382), all outstanding options granted pursuant to this Agreement shall become immediately exercisable in full.

        Period for Exercise Following Termination:

        This Option shall be exercisable for 90 days after you cease to be an employee, consultant or director (a "Service Provider"). Upon your death or disability, this Option may be exercised for one year after you cease to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.     AGREEMENT
        ---------

        1. Grant of Option. The Committee hereby grants to the optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of this Agreement and the Plan, which is incorporated herein by reference. Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

        If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, to the extent that an option designated as an ISO exceeds the $100,000 rule of Code Section 422(d), it shall be treated as a Nonstatutory Stock Option ("NSO").

        2.     Exercise of Option.

               (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit B (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Stock Plan Administrator. The Exercise Notice shall be accompanied by payment of the Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the Exercise Price.

                      No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with any applicable registration requirements of the Securities Act of 1933, any applicable listing requirement of any national securities exchange on which stock of the same class is then listed, and any other requirements of federal, state or local law or of any regulatory bodies having jurisdiction over such issuance and exercise. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Shares.

               (c) Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                      (1) cash or cash equivalent; or

                      (2) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

                      (3) surrender of other Shares that (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

               (d) Tax Withholding. The Company shall have the right to deduct from any payment or settlement under this Agreement, including, without limitation, the exercise of this Option and the delivery of the Option Shares, any federal, state, local or other taxes that the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code or any other applicable law, rule or regulation.

        3. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        4. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and this Option Agreement.

        5. Tax Consequences. The federal tax consequences relating to this Option are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a)    Exercising the Option.

                      (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold for income and employment tax purposes, as set forth in Section 2(d) above.

                      (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

               (b) Disposition of Shares.

                      (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                      (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on the disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date (a "Disqualifying Disposition"), any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the Exercise Price, or
(B) the difference between the sale price of such Shares and the Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term, depending on the period that the ISO Shares are held.

               (c) Notice of Disqualifying Disposition of ISO Shares. In the event of a Disqualifying Disposition, the Optionee shall immediately notify the Company in writing of such disposition.

        6. Entire Agreement; Governing Law. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee. Neither the Plan nor the Option Agreement may be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of North Carolina.

        7. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER AND SHALL NOT INTERFERE WITH THE COMPANY'S OR THE OPTIONEE'S RIGHT TO TERMINATE THE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Option Agreement.

OPTIONEE                                 EMBREX, INC.


_____________________________            By:___________________________________
Signature

_____________________________            Title:________________________________
Print Name

-----------------------------
Residence Address
-----------------------------

Date:_________________________           Date:_________________________________

                                 EXERCISE NOTICE


Embrex, Inc.
1035 Swabia Court
Durham, North Carolina 27703

Attention:  Chief Financial Officer

        1. Exercise of Option. Effective as of today, ________________________, ____, the undersigned ("Purchaser") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of Embrex, Inc. (the "Company") under and pursuant to the Amended and Restated Incentive Stock Option and Nonstatutory Stock Option Plan (the "Plan") and the Stock Option Agreement dated ______________________, ___ (the "Option Agreement"). The purchase price for the Shares shall be $_________, per share, as set by the Option Agreement.

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that he or she has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that he or she is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of North Carolina.

Submitted by:                            Accepted by:

PURCHASER                                EMBREX, INC.



_____________________________            By:___________________________________
Signature

_____________________________            Title:________________________________
Print Name


                                         Date Received:  ______________________


                                       2